UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2009
ORGANIC ALLIANCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53545	20-0853334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Monterey Street, Suite 202 Salinas, CA 93901
(Address of principal executive offices)
(831) 240.0295
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page

Item 4.01 Change in Independent Auditor	2

Item 9.01 Promissory Note Agreements.	2

SIGNATURES	3

Item 4.01.    MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

(a)(1) Changes in Registrant’s Certifying Accountant.

On November 5, 2009,  Organic Alliance Inc (the “Company”) notified Weaver & Martin, LLC (“W&M”)  our intent to change the Company’s independent registered public accounting firm.  On November 30, 2009, the Company’s Board of Directors appointed MHM Mahoney Cohen CPAs as its independent registered accounting firm, detailed as follows.

The reports of W&M on the consolidated financial statements of the Company and its subsidiary as of and for the years ended December 31, 2006 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle with the exception of the following “going concern” paragraph:

“The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and is dependent upon the continued sale of its securities or obtaining debt financing for funds to meet its cash requirements. These factors raise substantial doubt about the Company’s ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the Company’s two most recent fiscal years ended December 31, 2006 and December 31, 2007 and through November 5, 2009, there were no disagreements with W&M on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to W&M satisfaction, would have caused W&M to make reference thereto in its reports on the Company’s financial statements for such years.

The Company has provided W&M with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that W&M furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of the letter from W&M to the SEC.

(a)(2) Engagement of New Independent Registered Public Accounting Firm.

On November 30, 2009, the Company’s Board of Directors appointed MHM Mahoney Cohen CPAs to serve as the Company’s principal independent registered public accounting firm for the year ending December 31, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)           EXHIBITS

Exhibit No.	Description
16.1	Letter from W&M to the Securities and Exchange Commission dated December 15, 2009

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: December 16, 2009	ORGANIC ALLIANCE, INC.

By: /s/ Tom Morrison
Tom Morrison, Chairman of the Board of Directors

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